TYME for something new June 2017 Exhibit 99.1

Safe Harbor Statement Certain statements in this presentation and associated oral statements are "forward-looking statements." These forward-looking statements are based on our current expectations and beliefs and are subject to a number of risk factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Such risks and uncertainties include the risk for the Company to complete its development work, the risks of FDA approval delay (or failure to approve) our drug candidate, financing risks to fund intended development, as well as the risks inherent in commercializing a new product (including technology risks, market risks, financial risks and implementation risks, and other risks and uncertainties affecting the Company), as well as other risks that have been disclosed by us in our SEC filings. We disclaim and are not necessarily under any obligation to revise any forward-looking statements, including, without limitation, financial estimates, whether as a result of new information, future events, or otherwise. None of the First Human Study, Compassionate Use Patients, clinical data, Expanded Access Program data, ASCO-reported data or select case study data contained herein or in any of our SEC reports represent forward-looking statements, such data is not necessarily representative of future patient outcomes for SM-88 and should not be relied upon as predictive information for therapeutic, regulatory approval or other purposes.

Tyme Overview Principle Attack cancer through its natural function rather than attempting to change it Results Complete and partial responses with 13 different cancer types in metastatic setting Duration in some patients maintained for multiple years Safety No serious adverse events related to therapy Few mild side effects Status Phase II trial on-going for prostate cancer Initiating Phase II in metastatic pancreatic cancer and other trials planned

Common Ties between Cancers Discovered in the 1920s Shows that cancer produces energy differently than normal cells Relies on a more primitive metabolic process, called aerobic glycolysis Highly inefficient use of glucose Produces a high level of free radicals (“ROS”) Protective layer that encircles cancer cells Protects the cancer from external influences, like the immune system Also helps balance free radicals by releasing antioxidants Two separate phenomena found across all cancers Warburg Effect Mucin Coating

Breaking the Metabolic Circuit of Cancer 3) Protective Mucin Layer Compromised 4) Cell Death From Oxidative Stress Immune Response Free Radicals (ROS) 2) Protein Synthesis Fails 1) Induce Uptake of TYME’s Dysfunctional Tyrosine

SM-88 Composition Dysfunctional Tyrosine Derivative Phenytoin Methoxsalen Rapamycin SM-88 Disrupts cancer’s creation of proteins, including mucin Increases tyrosine uptake Facilitates cell death through oxidative stress Causes the production of more free radicals

Program Formulation Cancer Indication Pre-IND Phase 1 Phase 2 Phase 3 SM-88 Oral Prostate, recurrent non-metastatic Pancreatic, metastatic 3rd Indication, metastatic Injectable Digestively compromised patients Nasal Glioma Transdermal Breast Tyrosine-bound Melanin Oral Various cancers Radiotherapy combination Non-invasive radiosurgery Clinical Development Pipeline

Demonstrated Effectiveness Against Most Common and Deadly Cancers Source: American Cancer Society. Objective Response Rate (“ORR”) based on imaging analysis using RECIST criteria. Includes both First Human Study and Compassionate Use Patients where data is available (n=87). Primary Disease 2016 US Data (1) SM-88 ORR (2) Estimated Deaths Metastatic 5-Year Survival Complete Response Partial Response Breast 41 k 22 % P (3) P (8) Prostate 26 k 29 % P (2) P (1) Pancreatic 42 k 1 % P (1) P (2) Sarcoma 1 k 16 % P (1) P (2) Glioma 16 k 4-17 % P (5) Lung 158 k 1 % P (1) Other 123 k n/a P (3) P (6) OVERALL 407 k n/a 10 25 Nearly all patients had progressive, metastatic cancer

SM-88: First Human Study (FHS) Population Enrolled 30 patients during 2012 End-stage metastatic cancer Expected survival 3-6 months Failed or refused all available treatments Patients had no therapy for 60 days prior to receiving SM-88 Summary Patient Overview Progressive disease 26/30 Recurrent disease 4/30 Prior surgery 53% Prior radiation 33% Prior systemic 70% ≧3 regimens 6 pts 2 regimens 4 pts 1 regimen 11 pts Treatment Monotherapy with SM-88 Cycle: Five doses per week, oral and injection, for six weeks Average treatment of 16.3 weeks Conducted with NYP Lower Manhattan ECOG Performance Status* Following 1 Cycle of SM-88 (n = 30) Number of Subjects Score Start End 0 1 14 1 15 14 2 10 2 3 3 0 4 1 0 5 0 0 * Eastern Cooperative Oncology Group Performance Score score: 0 (asymptomatic), 1-3 (symptomatic) , 4 (bedbound), 5 (death).

SM-88: FHS Progression Free Survival All Subjects (n = 30), Monotherapy with SM-88 Median PFS of 14.7 months Study Ended Without Disease Progression (22/30) Death Without Disease Progression (5/30) Disease Progression (3/30) 90% of subjects experienced clinical benefit (CR+PR+SD) 2 complete and 6 partial responses, 19 stable disease (RECIST criteria)

SM-88: FHS Progression Free Survival

Subgroup Analysis Where Penultimate PFS Available (n = 23)



Median Penultimate PFS: 6 months
Median SM-88 PFS: 11 months
Breast
Prostate
Lung
Lung
Breast
Lung
Breast
Breast
Lung
Breast
Breast
Pancreatic
Colon
Breast
Appendix
Breast
Bile Duct
Pancreatic
Breast
Lung
Breast
Prostate
Breast
30
20
10
0
10
20
30
40
Months

- 2.1x longer PFS on SM-88 than last therapy prior to SM-88
- Statistically significant p-value of <0.05

Study Ended Without Disease Progression	15 / 23
Death Without Disease Progression	5 / 23
Disease Progression	3 / 23
Penultimate PFS before SM-88	

TYME 11

SM-88: FHS Selected Efficacy Examples Example # Metastatic Cancer Type Prior Therapy (1) Penultimate PFS PFS (2) OS (2) 1 T-Neg. B S,C,R 3 11 11 2 T-Neg. B S,C 5 15 15 3 Pancreatic S n/a 24 24 4 Lung S,C,R 4 26 26 5 Lung C 9 19 19 6 Lung S,C 3 26 27 Achieved long durations of survival in some of the cancers that are hardest to treat and with poor prognosis Effective in triple negative breast cancer, NSCLC and pancreatic cancer Prior therapy abbreviations: S – Surgery, C – Chemo, R – Radiation, H – Hormone therapy, N – No previous therapy. As of most recent available data.

SM-88: First Human Study Overall Survival All Subjects (n = 30), Monotherapy with SM-88 50% SM-88 OS: 25.7 months 3 -6m expected OS 47% ECOG PS ≧2

SM-88: First Human Study Safety Profile Median SM-88 exposure: 16.3 weeks, (range: 6-61 weeks) No drug-related SAEs reported in any subjects treated to date, including EAP and current Phase II trial Grade 1/2 Drug-related Adverse Events Reported in SM-88 (n=30) Adverse Events Cycle 1 Subsequent Cycles Hyperpigmentation 8 (26.7%) 30 (100%) Fatigue 15 (50.0) 17 (56.7%) Lethargy 1 (3.3%) - Energy increased - 2 (6.7%) Pain 4 (13.3%) 2 (6.7%) Back pain - 1 (3.3%) Breast pain - 1 (3.3%) Burning sensation breast - 1 (3.3%) Pruritus 1 (3.3%) 1 (3.3%)

Current and Planned Trials

Phase 1b/2 Non-Metastatic Prostate Cancer Interim Clinical Data Phase 1b/2 Open-Label Study to Evaluate Safety and Efficacy in Biomarker-Recurrent, Non-Metastatic Prostate Cancer IND filed May 2016 Phase 1b: dose-escalation phase (n=4), completed January 2017 Phase 2: rising prostate specific antigen (n=30), expected completion 2H18 No progression events Decreased CTC Maintained testosterone Maintained quality of life No additional toxic therapy Improved PSA doubling Objectives

Presented at ASCO June 5, 2017 Summary of Ongoing Phase 1b/2 Trial in Biomarker Recurrent Prostate Cancer Endpoint Evaluable subject response (n=8) Radiographic progression free survival (rPFS) 100.0% CTC count undetectable or significantly improved 87.5% Need for subsequent toxic therapy None PSA doubling stable or improved All subjects Patient report outcomes (PROs) improved or stable All subjects Phase 1b/2 Non-Metastatic Prostate Cancer Interim Clinical Data

Phase 2: Metastatic Pancreas Cancer

Planned trial summary

Indication: Refractory metastatic pancreatic cancer (2L/3L)

Therapy: Monotherapy with SM-88, single arm

CRO: Quintiles/Novella

Sites: ~35 across North America

Enrollment: Up to ~120 patients

Design: Open-label, with planned interim analysis after 30 subjects

Endpoints: Overall survival, PFS, response rate

TYME 18

Rationale for Metastatic Pancreas Cancer Current prognosis for pancreatic cancer is 80% mortality in first year(1) Standard-of-care results from recent clinical trials: First-line Abraxane + gemcitibine: median OS of 8.5m and CR+PR of 23% First-line FOLFIRINOX: OS of 11m and CR+PR of 31% Second-line Onivyde +5FU/LV: OS of 6m and CR+PR of 8% In addition, these therapies cause side effects in 100% of patients and at least one serious adverse events in >50% SM-88 First Human Study / Compassionate Use Data Published at ASCO 2017 Refractory Pancreatic Cancer Patient Response Patient Response (n=11) Duration of Response Complete Response 1/11 +6 months Partial Response 2/11 (1 DOR 6m+) +6m & 4m Stable Disease 8/11 2-15m

Recent Achievements and Upcoming Objectives Positive interim Phase 1b/2 prostate cancer data published Four additional data publications at ASCO 2017 Preclinical toxicology data released at ESMO 2016 Two core platform patents issued Raised funding for Phase 2 metastatic pancreatic trial Expanded management team and Board Initiate Phase 2 in metastatic pancreatic cancer by 1Q18 Additional data for P1b/2 prostate trial during 2018 Ongoing publications on >100 end-stage patients already treated Results from clinical and preclinical collaborations with academic partners Additional patent issuance Uplisting on major exchange Recent Achievements Upcoming Objectives

APPENDIX

Steve Hoffman: Co-Founder, Chief Executive and Chief Science Officer >30 years of experience in biochemistry and physics; lead author on over 40 patents  Focused on biopharmaceuticals for oncology, metabolic syndrome and central nervous system Previously involved in chemistry, aerospace and laser optics   Prior positions at multiple Fortune 500 healthcare companies, academic institutions and US government Michael Demurjian: Co-Founder and Chief Operating Officer 25 years in executive experience with focus on financing, operations and marketing Previously led operations for Mikronite Technologies, developer and marketer of products using advanced materials science, and entered collaborations with DePuy, GE and Department of Defense Ben Taylor: President & Chief Financial Officer 18 years of life sciences experience in investment banking serving advisor to over a hundred biopharmaceutical companies at various stages of development in more than 15 countries Previously head of Commercial Pharma investment banking at Barclays Capital and Head of Emerging Pharma at Goldman, Sachs & Co. Giuseppe Del Priore, MD, MPH: Chief Medical Officer  Previously National Director of Gynecologic Oncology at Cancer Treatment Centers of America Prior endowed and tenured Professor and Director of Gynecologic Oncology at Indiana University School of Medicine Served as Director of Gynecologic Oncology at New York Downtown Hospital, Montefiore Medical Center, and Bellevue Hospital, and Assistant Director of Gynecologic Oncology at New York University School of Medicine Shabnam Stanicky: Clinical Operations Officer  16 years of clinical oncology operations experience Prior Clinical Operations Manager within oncology therapeutic area at Quintiles Previously held clinical oncology research positions at Eli Lilly and John Wayne Cancer Institute Senior Management

Non-Executive Directors and Advisory Board Non-Executive Board of Directors Dr. Gerald Sokol >30 years as distinguished oncologist and FDA reviewer in oncology division for 27 years David Carberry Chair of audit committee: >40 years in finance, primarily at J&J Timothy C. Tyson >30 years in pharma industry with executive roles at GSK, BMS and midcap pharma Paul L. Sturman >30 years as executive with Pfizer and J&J James Biehl >25 years of experience as corporate lawyer in the healthcare industry Advisory Board Dr. William Oh Chief of the Division of Hematology and Medical Oncology, Mt. Sinai School of Medicine Dr. Suresh Chari Professor of Medicine with the Mayo Clinic College of Medicine Tommy Thompson Former Secretary of Health and Human Services

Conclusion Clinical-stage biopharmaceutical company focused on development and commercialization of highly targeted cancer metabolic therapeutics with a broad range of oncology indications Proprietary combination therapy platform designed to breakdown cancer’s cellular defense while simultaneously increasing oxidative stress Lead candidate compound, SM-88, a novel combination of substituted amino acid and repurposed agents with non-toxic activity Human data supports potential paradigm shift in treating cancer Phase 1a clinical monotherapy trial in end stage patients completed Phase 1b/2 open label, dose escalation trial underway in prostate cancer Phase 2 metastatic pancreatic cancer trial planned for 2H17 Plan to pursue trial in additional trials in late stage patient populations Collaborations with Mayo Clinic, Mount Sinai, University of Kansas, Medical College of Wisconsin and Albert Einstein College of Medicine (AECOM)